UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   December 8, 2005
                                                ______________________________



                            GS FINANCIAL CORP.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



        Louisiana                      000-22269                 72-1341014
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



3798 Veterans Boulevard, Metairie, Louisiana                       70002
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code     (504) 457-6220
                                                  ____________________________



                               Not Applicable
______________________________________________________________________________
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01  Entry into a Material Definitive Agreement
           ------------------------------------------

     On December 8, 2005 Guaranty Savings and Homestead Association, Metairie, Louisiana (the "Association"), the wholly owned subsidiary of GS Financial Corp. (the "Company"), entered into a letter agreement (the "Agreement") with Stephen E. Wessel providing the terms for Mr. Wessel's employment as President and Chief Executive Officer. Mr. Wessel commenced his duties as President and Chief Executive Officer of the Company and the Association as of December 8, 2005. Under the terms of the Agreement, Mr. Wessel will receive, among other compensation and benefits, an annual base salary of $160,000. If a change in control occurs within the first two years' of Mr. Wessel's employment and his employment is terminated other than for cause, Mr. Wessel will be entitled to receive a lump sum payment equal to one year's base salary and certain other benefits. A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
           --------------------------------------------------------------------

     As previously indicated, Stephen E. Wessel, age 42, commenced his duties as President and Chief Executive Officer of the Company and the Association as of December 8, 2005. Previously, Mr. Wessel was employed as Senior Vice President, South Louisiana Business Banking Manager for AmSouth Bank since August 2001 and, prior thereto, as a Regional Business Bank Manager and Vice President of Whitney National Bank. Mr. Wessel replaces Ralph E. Weber who served as Interim President of the Company and the Association since the retirement of Donald Scott in January 2005. Mr. Weber has resumed his former role as Vice President of the Association.

Item 8.01  Other Events
           ------------

     On December 12, 2005, the registrant issued a press release announcing the hiring of Mr. Wessel. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
           ---------------------------------

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Not applicable.

      (d) The Letter Agreement, dated as of December 8, 2005, by and between the Association and Stephen E. Wessel is attached hereto as Exhibit 10.01.

           The registrant's press release, dated December 12, 2005, is attached hereto as Exhibit 99.1.


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              GS FINANCIAL CORP.



Date:  December 13, 2005      By: /s/ Stephen E. Wessel
                                  ------------------------------
                                  Stephen E. Wessel
                                  President and Chief Executive Officer